UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2025
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Alight, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-39299	86-1849232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 South Canal Street,
50th Floor, Suite 5000, Chicago, IL		60606
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (224)737-7000
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ALIT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Entry into Separation Agreement and General Release with Mr. Guilmette
As previously announced on a Current Report on Form 8-K filed by Alight, Inc. (“Alight” or the “Company”) with the Securities and Exchange Commission on November 24, 2025, Dave Guilmette will depart from his roles as the Company’s Chief Executive Officer and as Vice Chair and a member of the Company’s Board of Directors, effective as of the close of business on December 31, 2025 (the “Effective Date”).
In connection with Mr. Guilmette’s departure, on December 8, 2025, the Company, Alight Solutions LLC, a subsidiary of the Company (“Alight Solutions”), and Mr. Guilmette entered into a Separation Agreement and General Release (the “Separation Agreement”), confirming Mr. Guilmette’s contractual entitlements pursuant to his amended and restated employment agreement with the Company and Alight Solutions, dated as of October 17, 2024, as amended, and providing for a potential engagement of Mr. Guilmette’s services for three months following the Effective Date. Subject to Mr. Guilmette’s continued performance of his duties under his existing employment agreement and successful assistance with the Company’s development and implementation of its 2026 business plan and anticipated transition issues through the Effective Date, the Company may elect to engage Mr. Guilmette as a consultant for a period of three months to provide transition services on an as-needed basis in exchange for a consulting fee of $72,500 per month and continued vesting of his time-vesting restricted stock units that were granted on March 10, 2025 during the consulting period.

The foregoing description of the material terms of the Separation Agreement is qualified in its entirety by reference to the full text of the Separation Agreement, which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGHT, INC.

Date:	December 9, 2025	By:	/s/ Martin Felli
Martin Felli, Chief Legal Officer and Corporate Secretary